EXHIBIT 10.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     AMENDMENT NO. 1 (this “Amendment”) dated as of April 28, 2011 to the ABL Credit Agreement dated as of December 9, 2010 (the “Credit Agreement”) among AbitibiBowater Inc., a Delaware corporation (“AbitibiBowater”), the Subsidiaries of AbitibiBowater party thereto (together with AbitibiBowater, collectively, the “Borrowers”), the Lenders party thereto from time to time and Citibank, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent.
     The parties hereto agree as follows:
     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, as of the Amendment Effective Date (as defined below), refer to the Credit Agreement as amended hereby.
     Section 2. Amendment to Section 10.19 of the Credit Agreement. Section 10.19 of the Credit Agreement is amended by replacing “April 30, 2011” with “July 31, 2011”.
     Section 3. Amendment to Section 5.03(d) of the Credit Agreement. Section 5.03(d) of the Credit Agreement is amended and restated to read in its entirety as follows:
     “(i) All amounts deposited or held in all of the U.S. Collection Accounts with respect to each U.S. Loan Party and available for transfer (other than amounts which are payable to Subsidiaries or Affiliates of AbitibiBowater that are not Loan Parties and which were sent or deposited to the incorrect lockbox or deposit account by the account debtor) shall be transferred not less frequently than once per Business Day (it being understood that any amounts deposited in a U.S. Collection Account after such daily transfer has occurred shall be transferred on the following Business Day), or, solely in the case of amounts held in the U.S. Collection Accounts set forth on Schedule 5.03(d), not less frequently than weekly, into one or more accounts with the Administrative Agent or a financial institution reasonably acceptable to the Administrative Agent (each a “Core U.S. Concentration Account” and collectively, the “Core U.S. Concentration Accounts”) unless such amounts are otherwise required or permitted to be applied pursuant to Section 5.02; provided, however, that so long as no Dominion Period then exists, the Borrowers shall be permitted to retain in each U.S. Collection Account funds in an aggregate amount not to exceed at any time the sum of (x) the amount required (as reasonably determined by AbitibiBowater) to satisfy the payment of outstanding obligations owing in respect of checks or similar obligations issued by any U.S. Loan Party with respect to such U.S

Collection Account plus (y) $100,000 (provided that the aggregate amount of funds retained in all U.S. Collection Accounts pursuant to this clause (y) shall not exceed $500,000 at any time) and (ii) all amounts deposited or held in all of the Canadian Collection Accounts with respect to each Canadian Loan Party and available for transfer shall be transferred not less frequently than once per Business Day (it being understood that any amounts deposited in a Canadian Collection Account after such daily transfer has occurred shall be transferred on the following Business Day), or, solely in the case of amounts held in the Canadian Collection Accounts set forth on Schedule 5.03(d), not less frequently than weekly, into one or more accounts with the Administrative Agent or a financial institution reasonably acceptable to the Administrative Agent (each a “Core Canadian Concentration Account” and collectively, the “Core Canadian Concentration Accounts”) unless such amounts are otherwise required or permitted to be applied pursuant to Section 5.02; provided, however, that so long as no Dominion Period then exists, the Borrowers shall be permitted to retain in each Canadian Collection Account funds in an aggregate amount not to exceed at any time the sum of (x) the amount required (as reasonably determined by AbitibiBowater) to satisfy the payment of outstanding obligations owing in respect of checks or similar obligations issued by any Canadian Loan Party with respect to such Canadian Collection Account plus (y) $100,000 (provided that the aggregate amount of funds retained in all Canadian Collection Accounts pursuant to this clause (y) shall not exceed $700,000 at any time). Except as, and to the extent, permitted by this Section 5.03(d), and Section 10 each Collection Account shall have a zero balance immediately following the transfer of funds pursuant to the immediately preceding sentences. So long as no Dominion Period then exists, the Borrowers and the other Loan Parties shall be permitted to transfer cash from the Core Concentration Accounts to other Deposit Accounts to be used for working capital and general corporate purposes all subject to the requirements of this Agreement (including this Section 5.03(d)). If a Dominion Period exists, all collected amounts held in the Core Concentration Accounts shall be applied as provided in Section 5.03(e) or (f), as applicable.
     Section 4. Representations of Borrower. Each of the Borrowers represents and warrants that (a) the representations and warranties of the Borrowers set forth in Section 8 of the Credit Agreement and in the Loan Documents will be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such date) and (b) no Default or Event of Default will have occurred and be continuing on the Amendment Effective Date.
     Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be as effective as delivery of an original executed counterpart hereof.
     Section 6. Effectiveness. This Amendment shall become effective on the date when the following conditions are met (the “Amendment Effective Date”):
     (a) the Administrative Agent shall have received from each of the Borrowers and the Lenders party hereto, who constitute the Required Lenders, (x) a counterpart of this Amendment signed on behalf of such party or (y) evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart of this Amendment; and
     (b) the Borrowers shall have paid all expenses of the Agents payable pursuant to Section 13.01(a) of the Credit Agreement to the extent invoiced on or prior the Amendment Effective Date (including, without limitation, the reasonable fees and disbursements of counsel to the Agents).
     Section 7. Reference To and Effect Upon the Credit Agreement.
     (a) Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents and all rights of the Agents, the Issuing Lenders, the Swingline Lenders and the Lenders and all obligations of the Loan Parties, shall remain in full force and effect. The Borrowers hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect.
     (b) This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and all the other Loan Documents.
     Section 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

U.S. BORROWERS: ABITIBIBOWATER INC.
By:	/s/ Jacques P. Vachon
	Name:	Jacques P. Vachon
	Title:	Senior Vice President and Chief Legal Officer

ABIBOW US INC., as successor to
Bowater Incorporated, as a U.S. Borrower
By:	/s/ Jacques P. Vachon
	Name:	Jacques P. Vachon
	Title:	Vice President and Secretary

ABIBOW RECYCLING LLC, as successor
to Abitibi-Consolidated Corp., as a U.S. Borrower
By:	/s/ Jacques P. Vachon
	Name:	Jacques P. Vachon
	Title:	Senior Vice President and Chief Legal Officer

CANADIAN BORROWER: ABIBOW CANADA INC., as successor to
Abitibi-Consolidated Inc., as a Canadian Borrower
By:	/s/ Jacques P. Vachon
	Name:	Jacques P. Vachon
	Title:	Vice President and Secretary

CITIBANK, N.A., as Administrative Agent and Lender
By:	/s/ Miles McManus
	Name:	Miles McManus
	Title:	Vice President and Director

Wells Fargo Capital Finance, LLC, as Lender
By:	/s/ Matt Harbour
	Name:	Matt Harbour
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC., as Lender
By:	/s/ Anthony Casciano
	Name:	Anthony Casciano
	Title:	Managing Director

By:	/s/ David Kantes
	Name:	David Kantes
	Title:	SVP & CRO

JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director

[Signature page to Amendment No. 1]

Export Development Canada, as Lender
By:	/s/ Matthew Devine
	Name:	Matthew Devine
	Title:	Senior Asset Manager

By:	/s/ Talal M. Kairouz
	Name:	Talal M. Kairouz
	Title:	Asset Manager

CITIBANK, N.A., CANADIAN BRANCH, as Lender
By:	/s/ Isabelle Cote
	Name:	Isabelle Cote
	Title:	Authorized Officer

CIT Bank, as Lender
By:	/s/ Benjamin Haslam
	Name:	Benjamin Haslam
	Title:	Authorized Signatory

CIBC Inc., as Lender
By:	/s/ Dominic J. Sorresso
	Name:	Dominic J. Sorresso
	Title:	Executive Director

By:	/s/ Eoin Roche
	Name:	Eoin Roche
	Title:	Executive Director CIBC World Markets Corp. Authorized Signatory

Canadian Imperial Bank of Commerce, as Lender
By:	/s/ Jens Paterson
	Name:	Jens Paterson
	Title:	Executive Director

By:	/s/ Peter Rawlins
	Name:	Peter Rawlins
	Title:	Executive Director

BARCLAYS BANK PLC, as Lender
By:	/s/ Michael J. Moyer
	Name:	Michael J. Moyer
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ David Angel
	Name:	David Angel
	Title:	Director

By:	/s/ David Loewen
	Name:	David Loewen
	Title:	Director

Bank of Montreal, as Lender
By:	/s/ Michael Scolaro
	Name:	Michael Scolaro
	Title:	Managing Director and Group Head

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